UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2014

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On February 27, 2014, Hillenbrand, Inc. (the “Company”) announced that Elizabeth E. Dreyer, the Company’s Vice President, Controller and Chief Accounting Officer, will serve as the Company’s interim Chief Financial Officer, effective April 1, 2014.  Ms. Dreyer, 51, has been the Company’s Chief Accounting Officer since December 2010.  Prior to joining the Company, Ms. Dreyer served as Vice President of Finance at Zimmer, Inc. (NYSE: ZMH), an orthopedic medical device provider.  Prior to joining Zimmer, she was the Chief Financial Officer for Createc Corporation.  Ms. Dreyer has also held management roles in finance, organizational effectiveness, and audit at ADESA, Inc., Guidant Corporation, and Deloitte.  Ms. Dreyer is a Certified Public Accountant.

(e)           Effective February 26, 2014, the Company entered into new change in control agreements with its executive officers, including its named executive officers.  The new agreements are modeled after the change in control agreement the Company had previously entered into with its President and CEO Joe A. Raver.  The new agreements replace the executives’ existing change in control agreements.

The new change in control agreements provide for similar rights and benefits as provided in the executives’ prior agreements, except that the new agreements provide benefits only in the event of termination of employment in connection with a change in control of the Company (a “double-trigger”).  The prior change in control agreements with certain of the executives had provided certain benefits upon a single-trigger.  The rights and benefits provided in the new agreements include severance equal to two times base salary (three times for Mr. Raver), continued health and medical insurance for two years (three years for Mr. Raver), and acceleration of then-outstanding short-term and long-term incentive compensation awards.  These rights and benefits are subject to certain customary non-competition obligations and are contingent upon the execution of a release.

In addition, like the agreement previously entered into with Mr. Raver, the rights and benefits provided in the new change in control agreements are not subject to the tax gross-ups that were provided in the prior agreements with certain executives.

The new change in control agreements also include minor revisions to the definition of a “change in control,” compared to that found in the prior agreements, in order to harmonize the executives’ agreements with the Company’s stock incentive plan.

The foregoing description of the change in control agreements does not purport to be complete and is qualified in its entirety by reference to the text of such agreements.  A copy of the form of the agreement entered into by the Company’s executives is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

(e)           On February 26, 2014, the Company’s shareholders approved the amendment and restatement of the Hillenbrand, Inc. Stock Incentive Plan at the annual meeting of shareholders held that day.  This Plan had been adopted by the Company’s Board of Directors on December 4, 2013, subject to shareholder approval at the annual meeting.

The material terms of this Plan are summarized in the Company’s definitive proxy statement for its 2014 annual meeting of shareholders, filed with the SEC on January 8, 2014.  A copy of this Plan is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

(e)           On February 26, 2014, the Company’s shareholders approved the amendment and restatement of the Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives at the annual meeting of shareholders held that day.  This Plan had been adopted by the Company’s Board of Directors on December 4, 2013, subject to shareholder approval at the annual meeting.

The material terms of this Plan are summarized in the Company’s definitive proxy statement for its 2014 annual meeting of shareholders, filed with the SEC on January 8, 2014.  A copy of this Plan is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.07                         Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on February 26, 2014.  Matters voted upon at the meeting were as follows:

(1)                                 the election of five members to the Company’s Board of Directors;

(2)                                 the approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executives;

(3)                                 the approval of the amendment and restatement of the Hillenbrand, Inc. Stock Incentive Plan;

(4)                                 the approval of the amendment and restatement of the Hillenbrand, Inc. Short-Term Incentive Plan for Key Executives; and

(5)                                 the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.

The final results of the votes taken at the meeting were as follows:

Proposal 1:  Election of Five Members to the Company’s Board of Directors:

Election of Four Members in Class III:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
W August Hillenbrand	49,675,201	980,466	5,842,473	98.06%
Thomas H. Johnson	49,271,303	1,384,364	5,842,473	97.27%
Neil S. Novich	49,808,163	847,504	5,842,473	98.33%
Joe A. Raver	49,684,308	971,359	5,842,473	98.08%

Election of One Member in Class II:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
Joy M. Greenway	48,973,488	1,682,179	5,842,473	96.68%

Proposal 2:  Approval, by a Non-Binding Advisory Vote, of the Compensation Paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
49,133,327	719,648	802,692	5,842,473	98.56%

Proposal 3:  Approval of the Amendment and Restatement of the Hillenbrand, Inc. Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
46,623,215	3,951,675	80,777	5,842,473	92.19%

Proposal 4:  Approval of the Amendment and Restatement of the Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
48,692,641	1,871,287	91,739	5,842,473	96.30%

Proposal 5:  Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2014:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
54,147,610	1,796,682	553,848	0	96.79%

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Change in Control Agreement between Hillenbrand, Inc. and its executive officers, including its named executive officers

10.2	Hillenbrand, Inc. Stock Incentive Plan

10.3	Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: February 27, 2014
	BY:	/s/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Change in Control Agreement between Hillenbrand, Inc. and its executive officers, including its named executive officers

Exhibit 10.2	Hillenbrand, Inc. Stock Incentive Plan

Exhibit 10.3	Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives